Exhibit 10.34

AMERICAN REALTY CAPITAL V, LLC
405 PARK AVENUE, 15TH FLOOR, NEW YORK, NY 10022
T: (212) 415-6500 F: (212) 421-5799

September 23, 2013

BY ELECTRONIC MAIL

Entities listed on Exhibit A attached hereto and made a part hereof
c/o LaSalle Investment Management, Inc.
100 East Pratt Street, Suite 2030
Baltimore, MD 21202
Attention: Steve Bolen, Managing Director

Re:
Agreement for Purchase and Sale (the “Agreement”), having an effective date of September 4, 2013, by and between American Realty Capital V, LLC, a Delaware limited liability company (together with its successors and assigns, “Buyer”), and the entities listed on Exhibit A attached hereto (“Seller)

Dear Mr. Bolen:

Reference is made to the Agreement. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

This letter agreement shall serve to memorialize the following matters:

1.
Notwithstanding anything to the contrary contained in the Agreement, the Due Diligence Period has expired as of the date hereof for all purposes, except with respect to (i) title and survey at all Properties, and (ii) zoning at the Properties known as Crozer-Keystone Medical Office Building I (Springfield, PA), Crozer-Keystone Medical Office Building II (Springfield, PA), Virginia Urology Center (Richmond, VA) and Spartanburg Medical Office Building (Spartanburg, SC), for which specific matters the Due Diligence Period shall be extended until 8:59 PM EDT on September 26, 2013 (the “Extended Due Diligence Period”). During the Extended Due Diligence Period, Buyer shall retain a right to terminate the Agreement with respect to (and only with respect to) the applicable Property or Properties based on (and solely based on) any defect in the title, survey or zoning of any of such Properties. In the event that the Agreement is terminated due to a title, survey or zoning defect at any of such Properties, the Escrow Agent shall return a pro-rata portion of the Earnest Money to Buyer, the parties shall close with respect to the remaining Properties at the allocable Purchase Prices therefor under the Agreement.

Except as expressly modified by this letter agreement, the terms, covenants and conditions of the Agreement shall remain in full force and effect, and shall be unmodified.
This letter agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this letter agreement which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this letter agreement to the other party upon request.

Entities listed on Exhibit A attached hereto
September 23, 2013

Please acknowledge Seller’s agreement to and acceptance of the terms hereof by countersigning this letter agreement on behalf of Seller in the space provided below.

Sincerely,
AMERICAN REALTY CAPITAL V, LLC
By: /s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: President

AGREED TO AND ACCEPTED
AS OF SEPTEMBER 23, 2013:
ON BEHALF OF ALL SELLERS LISTED ON
EXHIBIT A HEREOF (BUT NOT IN ITS INDIVIDUAL CAPACITY)

LASALLE MEDICAL OFFICE FUND II, a Maryland real estate investment trust By: /s/ Stephen W. Bolan Name: Stephen W. Bolan Title: President

EXHIBIT A
SELLERS

1.	LMOF II Springfield Limited Partnership, a Delaware limited partnership – Crozer-Keystone Portfolio (MOB I, II and Healthplex)

2.	Montecito Medical – Stony Point, LLC, a Delaware limited liability company - VA Urology

3.	Montecito Medical –Dupont Road, LLC, a Delaware limited liability company - Dupont

4.	Montecito Medical –Jefferson Street, LLC, a Delaware limited liability company - Lutheran

5.	Montecito Medical – Biscayne, LLC, a Delaware limited liability company - Aventura

6.	Spartanburg LaSalle Medical Office, L.L.C., a Delaware limited liability company - Spartanburg

7.	Bay Medical MOB LaSalle Medical Office II, L.L.C. (f/k/a Panama MOB Owners LLC), a Delaware limited liability company - Bay Medical MOB

8.	Bay Medical Plaza LaSalle Medical Office II, L.L.C. (f/k/a Panama II MOB Owners LLC), a Delaware limited liability company - Bay Medical Plaza

9.	Montecito Medical – Care Drive, LLC, a Delaware limited liability company – North Florida

10.	St. Peter's LaSalle Medical Office, L.L.C. - St. Peter’s

11.	MOF Buckeye, LLC, a Delaware limited liability company - Buckeye